KRANESHARES TRUST

KraneShares China Internet and Covered Call Strategy ETF

(the “Fund”)

Supplement dated February 9, 2023 to the currently effective Statement of Additional Information as it may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated January 11, 2023.

Effective immediately, the following changes apply to the Fund’s Statement of Additional Information:

1.	In the “Creation and Redemption of Creation Units - Placement of Purchase Orders” section of the Fund’s Statement of Additional Information, the first paragraph is deleted and replaced with the following:

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund before the earlier of (a) 2:00 p.m. Eastern Time or (b) two hours before the close of the trading session on the Exchange (“Cutoff Time”). For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the Cutoff Time. Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time. A purchase order, if accepted by the Trust, will be processed based on the NAV as of next time it is calculated.

2.	In the “Creation and Redemption of Creation Units - Placement of Purchase Orders” section of the Fund’s Statement of Additional Information, the last sentence of the third paragraph is deleted.

3.	In the “Creation and Redemption of Creation Units - Placement of Redemption Orders” section of the Fund’s Statement of Additional Information, the first paragraph is deleted and replaced with the following:

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund before the earlier of (a) 2:00 p.m. Eastern Time or (b) two hours before the close of the trading session on the Exchange (“Cutoff Time”). For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the Cutoff Time. Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. A redemption order, if accepted by the Trust, will be processed based on the NAV as of the next time it is calculated.

4.	In the “Creation and Redemption of Creation Units - Placement of Redemption Orders” section of the Fund’s Statement of Additional Information, the last sentence of the third paragraph is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.